POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Annemarie Gilly as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him or her in his or her name, place and stead, to sign any and all Registration Statements applicable to Miller/Howard High Income Equity Fund (the “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Annemarie Gilly
Name:	Annemarie Gilly
Title:	Trustee
Date:	9/20/17

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Annemarie Gilly as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him or her in his or her name, place and stead, to sign any and all Registration Statements applicable to Miller/Howard High Income Equity Fund (the “Fund”) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

By:	/s/ Lowell G. Miller
Name:	Lowell G. Miller
Title:	Trustee
Date:	9/20/2017

By:	/s/ James E. Hillman
Name:	James E. Hillman
Title:	Trustee
Date:	9/20/2017

By:	/s/ Roger Conrad
Name:	Roger Conrad
Title:	Trustee
Date:	9/20/2017

By:	/s/ Charles I. Leone
Name:	Charles I. Leone
Title:	Trustee
Date:	9/20/2017